Exhibit 99.1

DECKERS BRANDS ANNOUNCES STOCKHOLDER APPROVAL OF
SIX-FOR-ONE FORWARD STOCK SPLIT AND
PROPORTIONATE INCREASE IN AUTHORIZED COMMON STOCK

GOLETA, Calif., September 13, 2024 – Deckers Brands (NYSE: DECK), a global leader in designing, marketing, and distributing innovative footwear, apparel, and accessories, today announced that during its annual meeting held on September 9, 2024, its stockholders approved a six-for-one forward stock split, along with a proportionate increase in the number of authorized shares of its common stock.

“We are excited to announce stockholder approval of the six-for-one forward stock split, which we believe will make ownership of our stock more affordable and attractive to a broader group of investors, including employees,” said Stefano Caroti, President and Chief Executive Officer.

The Company filed an amendment to its Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware to effect the stock split and proportionate increase in the number of authorized shares of common stock. The amendment became effective upon filing on September 13, 2024.

As a result of the stock split, every one share of common stock outstanding on September 6, 2024, the record date for the stock split, was split into six shares of common stock. The additional shares of common stock are expected to be distributed after market close on September 16, 2024.

Trading is expected to begin on a post-stock split adjusted basis at market open on September 17, 2024.

About Deckers Brands
Deckers Brands is a global leader in designing, marketing, and distributing innovative footwear, apparel, and accessories developed for both everyday casual lifestyle use and high-performance activities. The Company’s portfolio of brands includes UGG®, HOKA®, Teva®, Koolaburra®, and AHNU®. Deckers Brands products are sold in more than 50 countries and territories through select department and specialty stores, Company-owned and operated retail stores, and select online stores, including Company-owned websites. Deckers Brands has over 50 years of history building niche footwear brands into lifestyle market leaders attracting millions of loyal consumers globally. For more information, please visit www.deckers.com.

Cautionary Note Regarding Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements other than statements of historical fact contained in this press release, including statements regarding the timing and impact of the stock split, including the distribution of additional shares to stockholders, and trading on a post-stock split basis. We have attempted to identify forward-looking statements by using words such as “anticipate,” “believe,” “estimate,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will,” or “would,” and similar expressions or the negative of these expressions.

Forward-looking statements represent our management’s current expectations and predictions about trends affecting our business and industry and are based on information available as of the time such statements are made. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy or completeness. Forward-looking statements involve numerous known and unknown risks, uncertainties and other factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements predicted, assumed or implied by the forward-looking statements. Some of the risks and uncertainties that may cause our actual results to materially differ from those expressed or implied by these forward-looking statements are disclosed in the section entitled “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended March 31, 2024, as well as in our Quarterly Reports on Form 10-Q and other filings with the Securities and Exchange Commission.
Any forward-looking statement made by us in this press release is based only on information currently available to us and speaks only as of the date on which it is made. Except as required by applicable law or the listing rules of the New York Stock Exchange, we expressly disclaim any intent or obligation to update any forward-looking statements, or to update the reasons actual results could differ materially from those expressed or implied by these forward-looking statements, whether to conform such statements to actual results or changes in our expectations, or as a result of the availability of new information.

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Investor Contact:
Erinn Kohler | VP, Investor Relations & Corporate Planning & Business Analytics | Deckers Brands | 805.967.7611